Exhibit 10.34
AMENDED AND RESTATED MODIFICATION AND
LIMITED WAIVER AGREEMENT
     THIS AMENDED AND RESTATED MODIFICATION AND LIMITED WAIVER AGREEMENT (this “Agreement”), dated as of the May 15, 2009, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation (“Parent”), BALDWIN GERMANY HOLDING GMBH, a German company (“Newco”), BALDWIN GERMANY GMBH, a German company (“BGG”), BALDWIN OXY-DRY GMBH (formerly known as “OXY-DRY MASCHINEN GMBH”), a German company (“Oxy-Dry GmbH” and, collectively with the Parent, Newco and BGG, the “Borrowers”), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as a Lender and as Administrative Agent and the other Lenders (as defined in the Credit Agreement referred to below) signatory hereto. Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.
PRELIMINARY STATEMENTS
     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 21, 2006, as amended by that certain Amendment to Credit Agreement dated as of December 29, 2006, by a Waiver, Consent and Amendment No. 2, dated as of April 18, 2007, by a Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008 (the “Third Amendment”), and by an Amendment No. 4 to Credit Agreement dated as of February 26, 2008 (as so amended, the “Credit Agreement”);
     B. The Borrowers, the other Credit Parties and the Administrative Agent are parties to the Guaranty and Collateral Agreement (as defined in the Credit Agreement);
     C. The Borrowers are in breach of (i) the financial covenant set forth in Section 11.14.1 of the Credit Agreement with respect to the requirement to not permit EBITDA to be less than $12,000,000 for the Computation Period ending March 31, 2009 and (ii) the financial covenant set forth in Section 11.14.3 of the Credit Agreement with respect to the requirement to maintain a Total Debt to EBITDA Ratio of not more than 3.50 to 1.0 as of the last day of the Computation Period ending March 31, 2009. Each of the breaches referred to in clauses (i) and (ii) of the immediately preceding sentence constitute an Event of Default under Section 13.1.5 of the Credit Agreement (the Events of Default resulting from such breaches are sometimes collectively referred to below as the “Prior Specified Events of Default” and individually as a “Prior Specified Event of Default”);
     D. The Borrowers, the other Credit Parties a party thereto, the Administrative Agent, and the Lenders are parties to a certain Modification and Limited Waiver Agreement, dated as of March 31, 2009 (the “Original Limited Waiver Agreement”);
     E. The Lenders, pursuant to the Original Limited Waiver Agreement (as defined below), granted a limited waiver with respect to Prior Specified Events of Default which limited waiver would, if not for the extension of the Limited Waiver Period (as defined in the Original

Limited Waiver Agreement) provided for in this Agreement (subject to the terms and conditions hereof), expire on May 15, 2009 with the result that the Lenders and the Administrative Agent would be entitled (if not for such extension) to exercise at any time on or after May 16, 2009 their respective rights and remedies under the Loan Documents and applicable law with respect to an Event of Default;
     F. The Borrowers anticipate that the Borrowers will be in breach of (i) the financial covenant set forth in Section 11.14.1 of the Credit Agreement with respect to the requirement to not permit EBITDA to be less than $12,000,000 for the Computation Period ending June 30, 2009, (ii) the financial covenant set forth in Section 11.14.2 of the Credit Agreement with respect to the requirement to not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.0 for the Computation Period ending June 30, 2009 and (iii) the financial covenant set forth in Section 11.14.3 of the Credit Agreement with respect to the requirement to maintain a Total Debt to EBITDA Ratio of not more than 3.00 to 1.0 as of the last day of the Computation Period ending June 30, 2009. Each of the breaches referred to in clauses (i), (ii) and (iii) of the immediately preceding sentence would (assuming such breach occurs) constitute an Event of Default under Section 13.1.5 of the Credit Agreement as of June 30, 2009 (the Events of Default that would result from such breaches (assuming they occur) are sometimes collectively referred to below as the “Anticipated Specified Events of Default” and individually as an “Anticipated Specified Event of Default”). The Prior Specified Events of Default and the Anticipated Specified Events of Default are sometimes collectively referred to below as the “Specified Events of Default” and individually as a “Specified Event of Default”;
     G. Each of the Specified Events of Default would (if not for the limited waiver granted (subject to the terms and conditions hereof) herein) entitle the Lenders and the Administrative Agent to immediately exercise their respective rights and remedies under the Loan Documents and applicable law with respect to an Event of Default; and
     H. The Borrowers have requested that Lenders representing at least the Required Lenders amend the Original Waiver Agreement, pursuant to this Agreement, in order to (among other things): (i) modify the limited waiver set forth in the Original Limited Waiver Agreement to include a limited waiver of (in addition to the Prior Specified Events of Default) the Anticipated Events of Default and (ii) extend the Limited Waiver Period from May 15, 2009 to July 31, 2009 (the modification referred to in clause (i) above and the extension referred to in this clause (ii) are collectively referred to below as the “Limited Waiver Modification and Extension”); and the Lenders signatory hereto, representing at least the Required Lenders, are willing to agree to the Limited Waiver Modification and Extension on the terms and subject to the conditions provided herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree to amend and restate the Original Limited Waiver Agreement so as to provide in its entirety as follows and to be bound by this Agreement:

ARTICLE I
CERTAIN DEFINITIONS
     1.01 The term “Limited Waiver Period” shall mean the period from (and including) March 31, 2009 to (and including) July 31, 2009.
     1.02 The term “Dollar Equivalent of Euro Revolving Outstandings” shall mean the aggregate Dollar Equivalent of the sum of (a) the aggregate principal amount of all outstanding Parent Revolving Loans borrowed in Euros, (b) the Parent Stated Amounts with respect to Parent Letters of Credit issued in Euros, (c) the aggregate principal amount of all outstanding German Revolving Loans borrowed in Euros, and (d) the German Stated Amounts with respect to German Letters of Credit issued in Euros.
     1.03 The term “Amendment and Restatement Date” shall mean May 15, 2009.
     1.04 The term “Limited Waiver Extension Fee” shall have the meaning given that term in Section 4.01 of this Agreement.
     1.05 The term “Additional Collateral and Guaranties” shall mean, collectively, the following pledges, guaranties and security interests:
          (i) the Parent shall pledge 100% (not just the current 65% pledged under the Guaranty and Collateral Agreement as it exists on the date hereof) of all equity interests of Baldwin Americas Corporation, Baldwin Asia Pacific Corporation, MTC Trading Company and Baldwin Europe Consolidated, Inc. to secure the Parent’s unconditional guaranty (under the Guaranty and Collateral Agreement) of the payment and performance of the Borrower Obligations (as defined in the Guaranty and Collateral Agreement) of Newco.
          (ii) Baldwin Asia Pacific Corporation shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a pledge of all of the stock issued by Japan-Baldwin Ltd.
          (iii) Baldwin Americas Corporation shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of the assets of Baldwin Americas Corporation except the equity interests of Baldwin India Private Ltd. and Baldwin Americas do Brasil Ltda. and any real property leasehold interests.
          (iv) MTC Trading Company shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of the assets (excluding any real property leasehold interests) of MTC Trading Company.
          (v) BEC Inc. shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of its assets (including all stock issued by Baldwin Graphic Equipment BV but excluding any real property leasehold interests).

          (vi) Oxy-Dry Corporation shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of the assets of Oxy-Dry Corporation except the stock of Oxy-Dry U.K. Limited and any real property leasehold interests.
          (vii) Baldwin Graphic Equipment BV shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of the assets of Baldwin Graphic Equipment BV (including all stock issued by BEC BV but excluding any real property leasehold interests).
          (viii) BEC BV shall unconditionally guaranty the payment and performance of the Borrower Obligations of Newco and such guaranty shall be secured by a security interest in all of the assets of BEC BV, including, without limitation, all stock of Newco and Baldwin Jimek AB but excluding stock issued by Baldwin Italy SRL and any real property leasehold interests.
          (ix) Newco shall, in addition to its pledge of all of the stock of BGG and Oxy-Dry GmbH (to secure its guaranty of the Borrower Obligations of BGG and Oxy-Dry GmbH) already provided for in the German Pledge Agreements, pledge all of the stock of BGG and Oxy-Dry GmbH in order to secure the payment and performance of all other Borrower Obligations of Newco including without limitation those under the Credit Agreement, any Permanent Loan Note evidencing the Term Loans or any other Borrower Obligations of Newco relating to the Term Loans.
          (x) BGG and Oxy-Dry GmbH shall unconditionally guaranty all Borrower Obligations of Newco.
          (xi) BGG shall grant a security interest in all of its assets (excluding any real property leasehold interests) to secure all of its Borrower Obligations (including without limitation with respect to the German Revolving Loans and the guaranty of BGG referred to in clause (x) above).
          (xii) Oxy-Dry GmbH shall grant a security interest in all of its assets (excluding any real property leasehold interests) to secure all of its Borrower Obligations (including without limitation with respect to the German Revolving Loans and the guaranty of Oxy-Dry GmbH referred to in clause (x) above).
     All such pledges and security interests shall be first priority pledges and security interests (it is understood and agreed that for non-stock collateral, there may be certain non-material “carve-outs” from the collateral, provided such carve-outs are reasonably acceptable to the Administrative Agent). Nothing contained in this Agreement shall, or shall be interpreted to, impair or limit any guaranties or collateral previously granted to the Administrative Agent and/or any Lender under the Guaranty and Collateral Agreement, any other Collateral Document or any other applicable Loan Document.

ARTICLE II
LIMITED WAIVER
     2.01 The undersigned Lenders (representing at least the Required Lenders) hereby waive (subject to the terms and conditions hereof), for the Limited Waiver Period only, the Specified Events of Default (the waiver granted in this sentence is referred to below as the “Limited Waiver”). (For the avoidance of doubt, the Required Lenders shall not have the right to impose during the Limited Waiver Period the additional 2% default rate(s) under Sections 4.1 or 5.2(a) of the Credit Agreement by reason of the Specified Events of Default but shall have the right to do so upon the occurrence and during the continuance of any other Event of Default.) The Limited Waiver is limited solely to the Specified Events of Default and shall not apply to any other Events of Default and is also limited solely to the Limited Waiver Period and shall not extend to any period beyond the Limited Waiver Period. Without limiting the generality of the immediately preceding sentence, the Borrowers (and other Credit Parties) hereby acknowledge and agree that (i) the Limited Waiver does not apply to any breach of Sections 11.14.1, 11.14.2 or 11.14.3 of the Credit Agreement other than the breach of Section 11.14.1 for the Computation Periods ending March 31, 2009 and June 30, 2009, the breach of Section 11.14.2 for the Computation Period ending June 30, 2009, and the breach of Section 11.4.3 as of the last day of the Computation Periods ending March 31, 2009 and June 30, 2009 and (ii) after the Limited Waiver Period, the Specified Events of Default shall (unless otherwise hereafter waived in writing by the Required Lenders (it being understood and agreed that any such waiver would be at the sole and absolute discretion of the Required Lenders and no Lender has any obligation to grant such waiver)) exist and be continuing Events of Default for all purposes and the Lenders and the Administrative Agent shall have the right at any time (including immediately) to exercise any or all of their respective rights and remedies under the Loan Documents and under applicable law with respect to any of the Specified Events of Default including without limitation the right to impose the default rates under Section 4.1 or 5.2(a) of the Credit Agreement, accelerate any or all the Loans or other Obligations, refuse to make any additional Revolving Loans or to issue any additional Letters of Credit, terminate the Commitments, immediately enforce any and all Obligations and/or realize on the Collateral. Each of the Borrowers and the other Credit Parties hereby consents to, and acknowledges the availability of, each and every right and remedy set forth in the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents with respect to (i) the Specified Events of Default after the Limited Waiver Period and (ii) any Event of Default other than the Specified Events of Default at any time.
ARTICLE III
CERTAIN MODIFICATIONS
     3.01 Certain Agreements Regarding Limited Waiver Period. In consideration of the Lenders’ granting (subject to the terms and conditions hereof) the Limited Waiver above, each of the Borrowers and the other Credit Parties hereby acknowledges and agrees as follows:
     (a) Notwithstanding anything to the contrary contained in the Credit Agreement, the Notes or the other Loan Document, the Applicable Margin during the Limited Waiver Period for all of the Loans and the undrawn amounts of each Letter of Credit, as the case may be, shall be the following applicable rates per annum:

LIBOR	Base Rate	Non-Use	L/C Fee
Margin	Margin	Fee Rate	Rate
4.50%	3.00%	0.500%	4.50%
     (b) With respect to any LIBOR Loan borrowed or continued during the Limited Waiver Period, and with respect to any Base Rate Loan converted into a LIBOR Loan during the Limited Waiver Period, the only Interest Period that may be selected is a period of one month.
     (c) The Borrowers shall not request any Letters of Credit to be issued or to be extended during the Limited Waiver Period. Oxy-Dry GmbH shall not request any new German Revolving Loans in the Limited Waiver Period.
     (d) No Borrower shall make any borrowing of a Revolving Loan during the Limited Waiver Period if immediately after such borrowing the Dollar Equivalent of all Revolving Outstandings shall exceed $17,100,000. In addition to (and not in limitation of) the restriction set forth in the immediately preceding sentence, (i) no Borrower shall make any borrowing of a Revolving Loan in Euros during the Limited Waiver Period if immediately after such borrowing the Dollar Equivalent of Euro Revolving Outstandings exceeds $4,000,000 and (ii) if at any time(s) during the Limited Waiver Period the Dollar Equivalent of Euro Revolving Outstandings exceeds $4,000,000 (it being agreed that for purposes of this clause (ii) the Revaluation Date shall be each day in the Limited Waiver Period), the Parent shall immediately cause the prepayment (i.e., shall cause a mandatory prepayment) of a sufficient amount of Revolving Loans borrowed in Euros so that the Dollar Equivalent of Euro Revolving Outstandings no longer exceeds $4,000,000. For the avoidance of doubt, the provisions of Section 8.4 of the Credit Agreement shall apply to any prepayment made pursuant to the immediately preceding sentence. Upon the request of the Parent, the Administrative Agent shall have the right (but not the obligation and shall have no liability for its refusal to do so) to make the provisions of Section 6.2.2(d) of the Credit Agreement apply to any such prepayment with such conforming changes to Section 6.2.2(d) (as such Section applies to any such prepayment) as the Administrative Agent shall require in connection with any such prepayment.
     (e) No (i) Specified Permitted Redemption shall be made during the Limited Waiver Period and (ii) Rabbi Trust Permitted Payment under clause (a) of the definition of Rabbi Trust Permitted Payments shall be made during the Limited Waiver Period. The Borrowers and other Credit Parties represent and warrant that no Specified Permitted Redemption Payment and no Rabbi Trust Permitted Payment has been made from (and including) January 1, 2009 to (and including) the date hereof.
     (f) The restrictions and other provisions of (1) the definition of Asset Dispositions and (2) Sections 10.2, subclauses (v), (vi) and (vii) of Section 11.5, 11.11(a), and 11.11(j) of the Credit Agreement that apply if there is an Event of Default shall be deemed to apply during the Limited Waiver Period whether or not an Event of Default exists. The Borrowers also agree that, with respect to any Debt that would otherwise be permitted under the terms of subclauses (ii) and (iii) of subsections 11.1(d) of the Credit

Agreement and is created during the Limited Waiver Period, (a) such Debt shall (in addition to complying with any other restrictions in the Credit Agreement) only consist of Debt incurred in the ordinary course of business of the Parent and its Subsidiaries consistent with prior practices of the Parent and its Subsidiaries and (b) no such Debt shall consist of loans to or other Debt owed by Japan-Baldwin Ltd. Borrowers and other Credit Parties represent and warrant that, with respect to any Debt created under such subclauses (ii) and (iii) in the period from January 1, 2009 to (and including) the date hereof, (a) all such Debt was incurred in the ordinary course of business of the Parent and its Subsidiaries consistent with prior practices of the Parent and its Subsidiaries and (b) no such Debt consists of loans to or other Debt owed by Japan-Baldwin Ltd.
     3.02 Swedish Letter of Credit. It is acknowledged that the Parent had previously requested, and the Administrative Agent has issued, a Parent Letter of Credit in the amount of 5,000,000 Swedish Krona (LaSalle Bank National Association letter of credit #S605274 and Bank of America, N.A. letter of credit #68030846) (as same may be modified from time to time, the “Swedish Letter of Credit”). It is acknowledged and agreed that the Swedish Letter of Credit is one of the Parent Letters of Credit and that the terms and provisions of the Credit Agreement (including without limitation Sections 2.1.5 and 2.3 of the Credit Agreement) and the other Loan Documents shall apply to the Swedish Letter of Credit. The term “Euros” as used in the Credit Agreement (and any other applicable Loan Document) shall be deemed to mean “Swedish Krona” in connection with the Swedish Letter of Credit. Without limiting the generality of the immediately preceding sentence, the Dollar Equivalent of the Stated Amount of the Swedish Letter of Credit shall be the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Swedish Krona.
     3.03 Modifications to Credit Agreement. The Credit Agreement is hereby deemed modified to reflect all of the terms and provisions of Sections 3.01 and 3.02 above. Any breach by any Borrower (or other Credit Party) of any of the terms or provisions of Section 3.01 or of Article IV below or any other term or provision of this Agreement shall be deemed an Event of Default for all purposes.
ARTICLE IV
CERTAIN COVENANTS AND OTHER PROVISIONS
     4.01 Limited Waiver Extension Fee. In consideration of the Required Lenders entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby agree to pay, simultaneously with the execution and delivery of this Agreement, to each Lender who executes and delivers this Agreement on or before the Amendment and Restatement Date, a limited waiver extension fee equal to such Lender’s pro-rata share of the product of (a) the sum of the aggregate Term Loan Exposures of all Lenders on the Amendment and Restatement Date plus the aggregate Revolving Commitments of all Lenders on the Amendment and Restatement Date multiplied by (b) 0.15% (i.e., 15 basis points). The phrase “pro-rata share” as used in the immediately preceding sentence shall mean, with respect to any Lender, the percentage obtained by dividing (i) such Lender’s aggregate Revolving Commitments plus such Lender’s Term Loan Exposure as of the

Amendment and Restatement Date by (ii) the aggregate amount of Revolving Commitments of all Lenders plus the Term Loan Exposures of all Lenders as of the Amendment and Restatement Date. The term “Limited Waiver Extension Fee” as used herein shall mean the aggregate limited waiver extension fees owed (pursuant to this Section 4.01) to those Lenders who execute and deliver this Agreement.
     4.02 Additional Collateral and Guaranties. In consideration of Lenders representing at least the Required Lenders entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby covenant to cause the execution and delivery of the Additional Collateral and Guaranties as soon as reasonably practicable but in no event later than June 22, 2009. The Additional Collateral and Guaranties shall be evidenced by documentation (including, without limitation, collateral and guarantee agreements (and/or modifications) and also related authorizing resolutions, certificates, legal opinions and other related documents) in form and substance satisfactory to the Administrative Agent and its counsel (both domestic counsel and, where applicable, foreign counsel) in their good faith discretion.
     The Borrowers understand and agree that (i) failure to cause the execution and delivery of the Additional Collateral and Guaranties by June 22, 2009 in accordance with such documentation shall constitute an Event of Default and (ii) there is no express or implied agreement on the part of the Lenders, even if the Borrowers do comply with their obligations under this Section 4.02, to (a) waive the Specified Events of Default at the end of the Limited Waiver Period and/or (b) enter into any other modification or waiver of the Loan Documents.
     4.03 Guaranty and Collateral Agreement. Pursuant to Section 3.02 of the Third Amendment, Annex A attached hereto and hereby made a part hereof (i) amends Section 2.7 of the Guaranty and Collateral Agreement and (ii) amends and restates certain Parts XI and XVI of Schedule 8 to the Guaranty and Collateral Agreement, in each case in order to clarify and confirm the parties’ understanding as to certain matters. It is agreed that the amendment of Section 2.7 and the amendment and restatement of such Parts as set forth in Annex A confirms the intent and agreement of the parties as of the date the BEC BV Restructuring (as defined in the Third Amendment) was consummated and, accordingly, such amendment and amendment and restatement are deemed to be effective as of such date. Except as amended by Annex A, the Guaranty and Collateral Agreement as originally constituted remains in full force and effect. Nothing contained in this Section 4.03 or in Annex A shall, or shall be interpreted to, impair or limit the provisions of Section 4.02 above including without limitation any subsequent modifications to the Guaranty and Collateral Agreement deemed appropriate by the Administrative Agent in connection with Section 4.02.
     4.04 Rolling 13 Week Cash Flow Forecasts. The Parent shall timely deliver to the Lenders and the Administrative Agent, on a bi-weekly basis, rolling updated 13-week cash flow forecasts for the Parent and its Subsidiaries (such forecasts to be in the same format as the 13-week cash flow forecasts delivered prior to the date hereof).
     4.05 Certain Reports. The Borrowers shall promptly provide to the Administrative Agent (i) a copy of the engagement letter and any other document(s) relating to the scope of any work that Carl Marks Advisory Group LLC (or affiliated entity or similar advisory company) has been engaged to (or will be engaged to) perform for any of the Borrowers or their Subsidiaries and (ii) access to (including copies of) any reports or other material documents provided at any time by Carl Marks Advisory Group LLC (or affiliated entity or similar advisory company) to any of the Borrowers or their Subsidiaries.
ARTICLE V
CONDITIONS PRECEDENT
     5.01 Prior Effectiveness. The effectiveness of the “Limited Waiver” (as defined in the Original Limited Waiver Agreement) and of the modifications set forth in Article III of the Original Limited Waiver Agreement was subject to the satisfaction of the conditions precedent set forth in Section 4.01 of the Original Limited Waiver Agreement. The Borrowers hereby confirm that all of the conditions precedent set forth in Sections 4.01(a)-(d), inclusive, of the Original Limited Waiver Agreement were satisfied. The Administrative Agent hereby confirms that the condition precedent set forth in Sections 4.01(e) of the Original Limited Waiver Agreement was satisfied.
     5.02 Conditions to Effectiveness. The effectiveness of the Limited Waiver Modification and Extension is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
     (a) The Administrative Agent shall have received this Agreement duly executed by the Borrowers, the other Credit Parties and Lenders constituting at least the Required Lenders;
     (b) The representations and warranties contained herein and in the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents shall be true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date);
     (c) No Event of Default (other than the Specified Events of Default) or Unmatured Event of Default shall have occurred and be continuing;
     (d) The Borrowers shall pay the Limited Waiver Extension Fee simultaneously with the execution and delivery of this Agreement;
     (e) The Borrowers shall reimburse the Administrative Agent, simultaneously with the execution and delivery of this Agreement, for all of the costs and expenses referred to in Section 8.05 hereof which have accrued as of the Amendment and Restatement Date; and
     (f) The Administrative Agent shall have received such other documents (in form and substance reasonably satisfactory to the Administrative Agent) as reasonably requested by the Administrative Agent.

ARTICLE VI
NO OTHER WAIVER
     6.01 No Other Waiver. Except for the Limited Waiver, nothing contained in this Agreement shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or other provision of the Credit Agreement, the Guaranty and Collateral Agreement, the other Loan Documents, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.
ARTICLE VII
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     7.01 Ratifications. The terms and provisions of the Credit Agreement and the other Loan Documents, as hereby modified, are ratified and confirmed and shall continue in full force and effect. The Borrowers and other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as modified hereby, shall continue to be the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents remain in full force and effect and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) remain in full force and effect and (as set forth in the Guaranty and Collateral Agreement) shall not be impaired or otherwise limited by any waiver or modification set forth in this Agreement (and nothing contained in this Agreement shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations under the Guaranty and Collateral Agreement in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect).
     7.02 Representations and Warranties. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Agreement and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) all proceedings (including without limitation all resolutions) referred to in Section 4.01(d) of the Original Limited Waiver Agreement remain in full force and effect and the authorities granted therein include the authority of all Borrowers and other Credit Parties that are a party hereto to execute, deliver and perform this Agreement; (c) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); and (d) except for the Specified Events of Default, no Event of Default or Unmatured Event of Default has occurred and is continuing. The Borrowers and the other Credit Parties acknowledge and agree that the unpaid principal of, and accrued and unpaid interest under, each of the Loans as of May 15, 2009 is as set forth below and such sums are justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent:
     (a) Parent Revolving Loans borrowed in Dollars: unpaid principal of $12,100,000 and accrued and unpaid interest of $3,260.28 is owed by the Parent.
     (b) Parent Revolving Loans borrowed in Euros: unpaid principal of €0 and accrued and unpaid interest of €0 is owed by the Parent.
     (c) German Revolving Loans borrowed by BGG in Dollars: unpaid principal of $0 and accrued and unpaid interest of $0 is owed by BGG.
     (d) German Revolving Loans borrowed by BGG in Euros: unpaid principal of €1,000,000 and accrued and unpaid interest of €3,513.89 is owed by BGG.
     (e) German Revolving Loans borrowed by Oxy-Dry GmbH in Dollars: unpaid principal of $0 and accrued and unpaid interest of $0 is owed by Oxy-Dry GmbH.
     (f) German Revolving Loans borrowed by Oxy-Dry GmbH in Euros: unpaid principal of €0 and accrued and unpaid interest of €0 is owed by Oxy-Dry GmbH.
     (g) Term Loans: unpaid principal of €7,945,735.98 and accrued and unpaid interest of €27,920.43 is owed by Newco.
     (h) Parent Letters of Credit issued in Dollars: the portion of the Parent Stated Amount with respect to such Letters of Credit is $382,916.00.
     (i) Parent Letters of Credit issued in Swedish Krona: the portion of the Parent Stated Amount with respect to such Letters of Credit is 5,000,000 Swedish Krona.
     (j) Parent Letters of Credit issued in Euros: the portion of the Parent Stated Amount with respect to such Letters of Credit is €0.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     8.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement, the Guaranty and Collateral Agreement or any other Loan Documents or under or in connection with this Agreement, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and any Loan Document.
     8.02 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     8.03 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or other Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender and the Administrative Agent under the Loan Documents.
     8.04 Preliminary Statements. The Preliminary Statements set forth in this Agreement are accurate and shall form a substantive part of the agreement of the parties hereto.
     8.05 Certain Costs and Expenses. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall (i) promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) (provided that Borrower shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement provided it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Agreement), (ii) cooperate with, and promptly pay the reasonable fees and out-of-pocket expenses with respect to, a field exam to be performed by the Administrative Agent in the Limited Waiver Period with respect to the accounts receivable and inventory of the Borrowers and certain other Credit Parties and the books and records relating thereto and (iii) cooperate with, and promptly reimburse the Administrative Agent for the reasonable fees and out-of-pocket expenses of, Capstone (as defined below) in the performance of the Capstone Engagement (as defined below). “Capstone” shall mean Capstone Advisory Group, LLC which has been retained by Finn Dixon & Herling LLP, counsel to the Administrative Agent, to conduct certain analyses of the business, systems or other operations, business plans and/or other financial affairs of the Borrowers and/or the other Credit Parties (the “Capstone Engagement”). Such cooperation shall include, without limitation, allowing visits and inspections of the Borrowers’ (and other Credit Parties’) assets, books and records (and allowing copies or extracts of same to be made by the Administrative Agent or Capstone, as the case may be), offices and other locations, providing access to the officers and personnel of the Borrowers and the other Credit Parties and their independent auditors to discuss the business, operations, business plans and other financial affairs (including the books and records) of the Borrowers and other Credit Parties (and the Borrowers and other Credit Parties hereby authorize such independent auditors to discuss same with the Administrative Agent or Capstone, as the case may be) and providing (at the expense of the Parent or other applicable Credit Party) clerical and other assistance, in each case upon reasonable advance notice (to the extent reasonably practical under the circumstances) and during normal business hours. The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.
     8.06 Counterparts; Delivery. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Legal delivery of this Agreement may be made by, among other methods, telecopy or by email (pdf., .TIFF or other electronic format).
     8.07 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     8.08 Relationship. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Agreement or any of the Loan Documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the Loan Documents. No joint venture is created hereby or by the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or by the Loan Documents among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders.
     8.09 Time is of the Essence. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the Loan Documents and (ii) acknowledge and agree such times are material to this Agreement and the Loan Documents. Therefore, time is of the essence with respect to this Agreement and the Loan Documents.
     8.10 Jury Trial; Indemnification. Without limiting the generality of Sections 15.17, 15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Agreement and any transaction or matter contemplated by, in connection with or arising out of this Agreement.
     8.11 Applicable Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     8.12 Final Agreement. THE CREDIT AGREEMENT, THE GUARANTY AND COLLATERAL AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT, THE GUARANTY AND COLLATERAL AGREEMENT AND THE LOAN DOCUMENTS, AS MODIFIED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR WITH RESPECT THERETO. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT.
     8.13 Release. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE AMENDMENT AND RESTATEMENT DATE, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT OR ANY HEDGING AGREEMENT WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR

OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER CREDIT PARTY (OR ANY OF THEIR RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	President and CEO

BALDWIN GERMANY HOLDING GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN GERMANY GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN OXY-DRY GMBH (formerly known as OXY-DRY MASCHINEN GMBH)
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

[Signature Page] S-1

BALDWIN GRAPHIC SYSTEMS, INC.

By: Name:	/s/ John P. Jordan John P. Jordan
Title:	Vice President and Treasurer

OXY-DRY FOOD BLENDS, INC.

By:	/s/ John P. Jordan

Name:	John P. Jordan
Title:	Vice President and Treasurer

OXY-DRY U.K., INC.

By:	/s/ John P. Jordan

Name:	John P. Jordan
Title:	Vice President

BALDWIN SOUTHEAST ASIA CORPORATION (formerly known as Oxy-Dry Asia Pacific, Inc.)

By:	/s/ John P. Jordan

Name:	John P. Jordan
Title:	Vice President

BALDWIN AMERICAS CORPORATION

By:	/s/ Karl S. Puehringer

Name:	Karl S. Puehringer
Title:	President

BALDWIN ASIA PACIFIC CORPORATION

By:	/s/ Karl S. Puehringer

Name:	Karl S. Puehringer
Title:	President

[Signature Page] S-2

MTC TRADING COMPANY

By:	/s/ Karl S. Puehringer

Name:	Karl S. Puehringer
Title:	President

OXY-DRY CORPORATION

By:	/s/ John P. Jordan

Name:	John P. Jordan
Title:	Vice President and Treasurer

BALDWIN EUROPE CONSOLIDATED INC.

By:	/s/ Karl S. Puehringer

Name:	Karl S. Puehringer
Title:	President

[Signature Page] S-3

BALDWIN ROCKFORD CORPORATION

By:	/s/ John P. Jordan

Name:	John P. Jordan
Title:	President and CEO

BALDWIN EUROPE CONSOLIDATED B.V.

By: Baldwin Graphic Equipment BV

By:	/s/ John P. Jordan

Name(s):	John P. Jordan
Title:	Managing Director

By:	/s/ Jacobus Willems

Name(s):	Jacobus Willems
Title:	Managing Director

BALDWIN GRAPHIC EQUIPMENT B.V.

By:	/s/ John P. Jordan

Name(s):	John P. Jordan
Title:	Managing Director

By:	/s/ Jacobus Willems

Name(s):	Jacobus Willems
Title:	Managing Director

[Signature Page] S-4

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Salazar

Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ashish Arora

Title:	Sr. Credit Products Officer

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Elizabeth B. Shelley

Title:	Senior Vice President

CITIZENS BANK OF CONNECTICUT, as Lender

By:	/s/ Gary W. Burdick

Title:	Senior Vice President

[Signature Page] S-5

Annex A
1.	Section 2.7 of the Guaranty and Collateral Agreement is amended by deleting the phrase “each of BEC Inc. and BEC BV” and inserting in lieu of same the phrase “each of BEC Inc., BEC BV and Baldwin Graphic Equipment B.V.”.

2.	Part XI of Schedule 8 to the Guaranty and Collateral Agreement is amended and restated in its entirety to read as follows:

PART XI.

Baldwin Europe Consolidated, Inc.	Borrower Obligations of Parent, such Borrower Obligations of Parent are not being guaranteed by Baldwin Europe Consolidated, Inc. pursuant to the guarantee set forth in Section 2 of this Agreement, but the payment and performance of such Borrower Obligations of Parent are secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Graphic Equipment B.V.

Baldwin Europe Consolidated, Inc.	Borrower Obligations of Newco, such Borrower Obligations of Newco are not being guaranteed by Baldwin Europe Consolidated, Inc. pursuant to the guarantee set forth in Section 2 of this Agreement, but the payment and performance of such Borrower Obligations of Newco are secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Graphic Equipment B.V.

Baldwin Europe Consolidated, Inc.	Borrower Obligations of Oxy-Dry GmbH, such Borrower Obligations of Oxy-Dry GmbH being guaranteed by Baldwin Europe Consolidated, Inc. pursuant to this Agreement and such guarantee obligations of Baldwin Europe Consolidated, Inc. being secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Graphic Equipment B.V. (which stock is being pledged to secure such guarantee obligations pursuant to a separate Foreign Pledge Agreement)

Baldwin Europe Consolidated, Inc.	Borrower Obligations of BGG, such Borrower Obligations of BGG being guaranteed by Baldwin Europe Consolidated, Inc. pursuant to this Agreement and such guarantee obligations of Baldwin Europe Consolidated, Inc. being secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Graphic Equipment B.V. (which stock is being pledged to secure such guarantee obligations pursuant to a separate Foreign Pledge Agreement)

Baldwin Europe Consolidated, Inc.	Any Hedging Obligations and other Bank Product Obligations of Credit Parties other than the Borrowers and Baldwin Europe Consolidated, Inc. (it being agreed that the Hedging Obligations and other Bank Product Obligations of the Borrowers are covered above in this Part XI) and any other Obligations of Credit Parties other than the Borrowers and Baldwin Europe Consolidated, Inc., such Hedging Obligations and other Bank Product Obligations and other	All stock issued by Baldwin Graphic Equipment B.V.

Obligations are not being guaranteed by Baldwin Europe Consolidated, Inc. pursuant to the guarantee set forth in Section 2 of this Agreement but the payment and performance of such Hedging Obligations and other Bank Product Obligations and other Obligations are secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right

Baldwin Europe Consolidated, Inc.	Any Hedging Obligations and other Bank Product Obligations of Baldwin Europe Consolidated, Inc. and any other Obligations of Baldwin Europe Consolidated, Inc. not covered above in this Part XI, such Hedging Obligations and other Bank Product Obligations and other Obligations being secured by all Collateral of Baldwin Europe Consolidated, Inc. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Graphic Equipment B.V.
3.	Part XVI of Schedule 8 to the Guaranty and Collateral Agreement is amended and restated in its entirety to read as follows:

PART XVI.

Baldwin Graphic Equipment B.V.	Borrower Obligations of Oxy-Dry GmbH, such Borrower Obligations of Oxy-Dry GmbH being guaranteed by Baldwin Graphic Equipment B.V. pursuant to this Agreement and such guarantee	All stock issued by Baldwin Europe Consolidated B.V. (which stock is being pledged to secure such guarantee obligations pursuant to a separate Foreign Pledge Agreement)

obligations of Baldwin Graphic Equipment B.V. being secured by all Collateral of Baldwin Graphic Equipment B.V. except the Excluded Collateral shown in the column to the immediate right

Baldwin Graphic Equipment B.V.	Borrower Obligations of BGG, such Borrower Obligations of BGG being guaranteed by Baldwin Graphic Equipment B.V. pursuant to this Agreement and such guarantee obligations of Baldwin Graphic Equipment B.V. being secured by all Collateral of Baldwin Graphic Equipment B.V. except the Excluded Collateral shown in the column to the immediate right	All stock issued by Baldwin Europe Consolidated B.V. (which stock is being pledged to secure such guarantee obligations pursuant to a separate Foreign Pledge Agreement)